PROJECT IMPACTS PROJECTS
(1984–PRESENT*)

$39.1B total economic benefits	$16.1B personal income including wages and benefits, with $8.2 billion for construction workers	$5.1B tax revenues ($1.7 billion state/local and $3.4 billion federal)
190.8M hours of on-site union construction work created	213.1K total jobs generated across communities	123.7K housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey
President, North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of March 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

HELPING BUILD AMERICA–THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers	846	1,701,910
Bricklayers (including tile setters)	6,035	12,139,770
Carpenters	17,185	34,614,520
Cement Masons	3,610	7,191,340
Electrical Workers	14,343	28,834,810
Elevator Constructors	665	1,334,020
Insulators	1,196	2,405,990
Ironworkers	2,698	5,427,150
Laborers	12,370	24,862,520
Operating Engineers	3,403	6,840,030
Other	7,002	14,073,520
Painters	7,509	15,099,060
Plumbers	10,444	20,996,150
Roofers	3,128	6,290,370
Sheet Metal Workers	3,003	6,037,780
Teamsters	1,456	2,927,490
Grand Total	94,892	190,776,430

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of March 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.